iShares®

iShares Trust

Supplement dated October 2, 2020 (the “Supplement”)

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

each dated February 28, 2020 (as revised August 17, 2020) for the

iShares® iBonds® Dec 2020 Term Corporate ETF (IBDL) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

On September 11, 2014, in connection with the establishment of the Fund, the Board of Trustees of the Trust approved the planned liquidation, dissolution and termination of the Fund. As a result, the last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be December 15, 2020. NYSE Arca will suspend trading in the Fund before the open of trading on December 16, 2020 and shares of the Fund will no longer be available for new investments as of this date. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 18, 2020. The Fund’s final net asset value, as calculated on December 15, 2020, will include any costs associated with the liquidation expected to be borne by the Fund.

Because shares of the Fund will not be traded on NYSE Arca during the period between December 16, 2020 and December 18, 2020, we cannot assure you that there will be a trading market for your shares. Further, during this period, the Fund will be in the process of closing down and liquidating its portfolio, which may result in the Fund not being able to track its Underlying Index (by December 15, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index). After December 15, 2020, shareholders that remain invested in the Fund will receive the entire amount of their pro rata share of the liquidation proceeds on or about December 18, 2020, subject to their brokerage firm’s processes.

Shareholders may sell their holdings of the Fund prior to December 16, 2020 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. If you still hold shares of the Fund on December 18, 2020, the Fund will automatically redeem your shares for cash based on the net asset value as of the close of business on December 15, 2020, which will include any dividends or distributions calculated as of that date.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare tax exempt or taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please refer to the “Taxes” disclosure beginning on page 100 of the SAI and consult your own tax advisor about the potential tax consequences of the Fund’s liquidation, including any state, local, foreign or other tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-IBDL-1020

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